SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 27, 2001

                               BIOPURE CORPORATION

               (Exact Name of Registrant as Specified in Charter)



             Delaware                      011-15167              04-2836871
--------------------------------  -------------------------  -------------------
(State or other Jurisdiction of         (Commission File      (I.R.S. Employer
          Incorporation)                     Number)         Identification No.)

11 Hurley Street, Cambridge, Massachusetts                           02141
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: 617-234-6500




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ITEM 5.   OTHER EVENTS

     On August 27, 2001, the Registrant publicly disseminated a press release announcing that the primary safety and efficiency end-points were met in a pivotal Phase III clinical trial comparing the Registrant's oxygen therapeutic Hemopure(R) to allogeneic (donated) blood transfusion in patients undergoing elective orthopedic surgery.

     The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated August 27, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     (c) Exhibits.

     99.1 Registrant's Press Release dated August 27, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              BIOPURE CORPORATION


                              By: /s/ Francis H. Murphy
                                  ----------------------------------------------
                                               Francis H. Murphy
                                          CHIEF FINANCIAL OFFICER
                                   (Principal financial and accounting officer)


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